UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MONACO COACH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Monaco Coach Corporation Stockholder Meeting to be held on 5/14/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Availability of Proxy Materials, Proxy Statement and Annual Report on Form 10-K

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit:  www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/30/08.

Stockholders may request copies of the proxy materials for the 2008 Annual Meeting of Stockholders or for all future meetings.

To request material:	Internet: www.proxyvote.com	Telephone:	1-800-579-1639 **E-mail: sendmaterial@proxyvote.com

** If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

91320 INDUSTRIAL WAY

COBURG, OR 97408

MONACO COACH CORPORATION

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting, if you are a stockholder of record we will provide you with a ballot, if you are a beneficial owner you will need to request a legal proxy from the broker, trustee, bank or nominee holding the shares you own to vote these shares.

Vote By Internet

To vote now by internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT the day before the cut-off date or meeting date. Have your notice in hand when you access the Web site and follow the instructions.

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Meeting Location

The ANNUAL Meeting of Stockholders as of 3/19/08 is to be held on 5/14/08 at 1:00 P.M. Local Time

at:	Hyatt Regency O’Hare
9300 West Bryn Mawr Ave.
Rosemont, IL 60018

To obtain directions to the Annual Meeting, please call the Hyatt Regency O’Hare at 847-696-1234

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page.

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Voting items

A. Election of Directors.

The Board of Directors Recommends a Vote FOR all of the listed nominees.

1. Election of three Class I directors:

01) Kay L. Toolson
02) Richard A. Rouse
03) Daniel C. Ustian

B. Other Proposals - The Board of Directors Recommends a Vote FOR Proposal 2, Proposal 3 and Proposal 4.

2  To approve the 2007 Employee Stock Purchase Plan.

3.  To approve the amended and restated Executive Variable Compensation Plan.

4. To ratify the appointment of PricewaterhouseCoopers LLP as Monaco Coach Corporation’s independent registered public accounting firm for the 2008 fiscal year.

5. To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

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